                                                                   EXHIBIT 10.10

                              AMENDMENT NO. 2 TO
                        RECEIVABLES PURCHASE AGREEMENT


          THIS AMENDMENT NO. 2 (this "AMENDMENT"), is entered into as of April 16, 1996, by and among KOHL'S DEPARTMENT STORES, INC., a Delaware corporation (the "SELLER"), the INVESTORS, PREFERRED RECEIVABLES FUNDING CORPORATION ("PREFCO"), and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (in such capacity, the "AGENT"), with respect to the RECEIVABLES PURCHASE AGREEMENT, dated as of September 1, 1995, by and among the Seller, the Investors, PREFCO and the Agent (the "RECEIVABLES PURCHASE AGREEMENT"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meaning assigned to such terms in the Receivables Purchase Agreement.


                             PRELIMINARY STATEMENT

               The parties desire to amend the Receivables Purchase Agreement to decrease the Purchase Limit thereunder to $175,000,000.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to as follows:


SECTION 1. AMENDMENTS. Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties set forth in
Section 2 hereof, each of the parties hereby agrees to amend the Receivables Purchase Agreement as follows:

            1.1. The cover page of the Receivables Purchase Agreement is hereby amended to delete "$200,000,000" where it appears and to substitute in lieu thereof "$175,000,000".

            1.2. Each of (a) the Commitment of First Chicago and (b) the Purchase Limit is hereby decreased to $175,000,000.


SECTION  2. REPRESENTATION AND WARRANTIES.
            -----------------------------

            2.1. Seller Representations. As of the date hereof, the Seller represents and warrants to the Agent and the Purchasers that:

          (a) Corporate Existence and Power. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except for such failures which will not, individually or in the aggregate, have a Material Adverse Effect.

          (b) No Conflict. The execution, delivery and performance by the Seller of this Amendment, and the Seller's use of the proceeds of purchases made under the Receivables Purchase Agreement, as amended hereby, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of the Seller (except created under the Receivables Purchase Agreement); and no transaction contemplated by the Receivables Purchase Agreement, as amended hereby, requires compliance with any bulk sales act or similar law. This Amendment, and each of the Transaction Documents to which the Seller is a party, have been duly executed and delivered by the Seller.

          (c) Governmental Authorization. Other than the filing of the financing statements required under the Receivables Purchase Agreement, all of which filings have previously been made, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of the Receivables Purchase Agreement, as amended hereby.

          (d) Binding Effect. The Receivables Purchase Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors; rights generally or general equitable principles.

          (e) Absence of Certain Events. No Servicer Default, Potential Servicer Default, Termination Event or Potential Termination Event exists and is continuing as of the date hereof.

          2.2. Investors Representation. As of the date hereof, each of the Investors represents and warrants to the other parties hereto that:

          (a) Due Execution. This Amendment has been duly executed and delivered by such Investor.

          (b) Binding Effect. The Receivables Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or general equitable principles.


SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written when the Agent receives counterparts of this Amendment duly executed by each of the parties hereto.


SECTION 4.  MISCELLANEOUS.
            -------------

          4.1. Choice of Law. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

          4.2. Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

          4.3. Ratification. Except as expressly amended hereby, each of the Transaction Documents shall remain unaltered and in full force and effect and is hereby ratified and confirmed.

                          [signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.


                              KOHL'S DEPARTMENT STORES, INC.

                              By:    /s/ Arlene Meier
                                    -----------------

                              Name:  Arlene Meier
                                     --------------

                              Title: CFO
                                     ----



                              PREFERRED RECEIVABLES FUNDING
                                CORPORATION


                              By:    /s/ Mark R. Matthews
                                     ---------------------
                                         Authorized Signatory


INVESTORS:

     Commitment
     ----------

     $175,000,000             THE FIRST NATIONAL BANK OF CHICAGO
                               as an Investor and as Agent


                              By:    /s/ Mark R. Matthews
                                    ------------------------
                                    Title:  Authorized Agent

                                                                   EXHIBIT 10.10

                              AMENDMENT NO. 3 TO
                        RECEIVABLES PURCHASE AGREEMENT


          THIS AMENDMENT NO. 3 (this "AMENDMENT"), is entered into as of May 17, 1996, by and among KOHL'S DEPARTMENT STORES, INC., a Delaware corporation (the "SELLER"), the INVESTORS, PREFERRED RECEIVABLES FUNDING CORPORATION ("PREFCO"), and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (in such capacity, the "AGENT"), with respect to the RECEIVABLES PURCHASE AGREEMENT, dated as of September 1, 1995, by and among the Seller, the Investors, PREFCO and the Agent (the "RECEIVABLES PURCHASE AGREEMENT"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meaning assigned to such terms in the Receivables Purchase Agreement.


                             PRELIMINARY STATEMENT

               The parties desire to amend the Receivables Purchase Agreement to extend the Liquidity Termination Date to May 31, 1997.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to as follows:


SECTION 1. AMENDMENT. Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties set forth in
Section 2 hereof, each of the parties hereby agrees to amend the Receivables Purchase Agreement as follows:

           1.1. The Definition of "LIQUIDITY TERMINATION DATE" is hereby amended by deleting the date "August 27, 1996" where it appears therein and by inserting the date "May 31, 1997" in lieu thereof.

SECTION  2. REPRESENTATION AND WARRANTIES.
            -----------------------------

           2.1. Seller Representations. As of the date hereof, the Seller represents and warrants to the Agent and the Purchasers that:

          (a) Corporate Existence and Power. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except for such failures which will not, individually or in the aggregate, have a Material Adverse Effect.

          (b) No Conflict. The execution, delivery and performance by the Seller of this Amendment, and the Seller's use of the proceeds of purchases made under the Receivables Purchase Agreement, as amended hereby, are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of the Seller (except created under the Receivables Purchase Agreement); and no transaction contemplated by the Receivables Purchase Agreement, as amended hereby, requires compliance with any bulk sales act or similar law. This Amendment, and each of the Transaction Documents to which the Seller is a party, have been duly executed and delivered by the Seller.

          (c) Governmental Authorization. Other than the filing of the financing statements required under the Receivables Purchase Agreement, all of which filings have previously been made, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of the Receivables Purchase Agreement, as amended hereby.

          (d) Binding Effect. The Receivables Purchase Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors; rights generally or general equitable principles.

          (e) Absence of Certain Events. No Servicer Default, Potential Servicer Default, Termination Event or Potential Termination Event exists and is continuing as of the date hereof.

          2.2. Investors Representation. As of the date hereof, each of the Investors represents and warrants to the other parties hereto that:

          (a) Due Execution. This Amendment has been duly executed and delivered by such Investor.

          (b) Binding Effect. The Receivables Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or general equitable principles.


SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written when the Agent receives counterparts of this Amendment duly executed by each of the parties hereto.


SECTION 4.  MISCELLANEOUS.
            -------------

           4.1. Choice of Law. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

           4.2. Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

           4.3. Ratification. Except as expressly amended hereby, each of the Transaction Documents shall remain unaltered and in full force and effect and is hereby ratified and confirmed.

                          [signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.


                              KOHL'S DEPARTMENT STORES, INC.

                              By:    /s/ Arlene Meier
                                     -----------------

                              Name:  Arlene Meier
                                     --------------

                              Title: CFO
                                     ----



                              PREFERRED RECEIVABLES FUNDING
                                CORPORATION


                              By:    /s/ Mark R. Matthews
                                     ------------------------
                                         Authorized Signatory


INVESTORS:

     Commitment
     ----------

     $175,000,000             THE FIRST NATIONAL BANK OF CHICAGO
                               as an Investor and as Agent


                              By:    /s/ Mark R. Matthews
                                    ------------------------
                                    Title:  Authorized Agent